UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2012

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

0-3936	11-1826363
(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York 11788
(Address of Principal Executive Offices, Including Zip Code)

(631) 435-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 22, 2012, the following proposals were submitted to the stockholders of Orbit International Corp. (the “Company”) at its annual meeting of stockholders: (i) the election of five (5) directors and (ii) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year 2012.

The following are the final vote results for each proposal.

(i) The Company’s stockholders elected each of the following five directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified by the following vote:

Election of Directors	Votes For	Votes Withheld
Mitchell Binder	1,828,581	197,566
Bernard Karcinell	1,662,426	363,721
Sohail Malad	1,826,700	199,447
Fredric Gruder	1,829,450	196,697
Lawrence Rainville	1,695,195	330,952

(ii) The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year 2012 by the following vote:

Votes For	Votes Against	Votes Withheld
3,776,905	198,261	1,371

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Date: June 27, 2012	By:	/s/ Mitchell Binder
Mitchell Binder, Chief Executive Officer

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